UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 2, 2015

TRIPADVISOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35362	80-0743202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Needham Street

Newton, MA 02464

(Address of principal executive offices) (Zip code)

(617) 670-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2015, TripAdvisor, LLC (the “Company”) announced that Julie M.B. Bradley, its Chief Financial Officer, has informed the Company of her intention to resign from the Company. In order to provide for the transition of Ms. Bradley’s responsibilities, the Company and Ms. Bradley have entered into a Separation Agreement, dated April 2, 2015 (the “Separation Agreement”), pursuant to which Ms. Bradley has agreed to remain with the Company on a full-time basis for a transition period, which will last until the earlier of September 30, 2015 and thirty days following her successor’s start date (the “Transition Period”).

Under the Separation Agreement and subject to the terms and conditions set forth therein, in exchange for Ms. Bradley’s continued service during the Transition Period, the Company and Ms. Bradley have modified certain terms set forth in the Employment Agreement by agreeing to, among other things, the following:

•	Ms. Bradley will continue to receive her base salary until June 30, 2016;

•	all equity awards held by Ms. Bradley that otherwise would have vested on or before March 31, 2016 will accelerate and become fully vested and exercisable, and Ms. Bradley will have until the date that is eighteen months immediately following the end of the Transition Period to exercise any vested stock options or, if earlier, through the scheduled expiration date of the options; and

•	the Company will consider in good faith the payment of an annual cash bonus on a pro rata basis based on actual performance for this year.

The Employment Agreement, dated as of March 31, 2014, between Ms. Bradley and the Company (the “Employment Agreement”), shall be superceded and replaced by the Separation Agreement, except to the extent that certain provisions and obligations of the Employment Agreement are expressly preserved and incorporated by reference into the Separation Agreement. The Employment Agreement was filed as Exhibit 10.1 with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

The foregoing description of the Separation Agreement is summary in nature and is qualified in its entirety by the text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Separation Agreement, dated April 2, 2015

99.1	Press Release of TripAdvisor, Inc. dated April 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

Dated: April 2, 2015	By:	/s/ Seth J. Kalvert
Seth J. Kalvert
Senior Vice President, General Counsel and Secretary

3